FUND TYPE:
--------------------------
Money market


INVESTMENT OBJECTIVE:
--------------------------


The highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital


PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------


PROSPECTUS: APRIL 28, 1999


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                   [PRUDENTIAL INVESTMENTS LOGO]

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


1   Risk/Return Summary

1   Investment Objective and Principal Strategies
1   Principal Risks
2   Evaluating Performance
4   Fees and Expenses

5   How the Fund Invests

5   Investment Objective and Policies
7   Other Investments
7   Additional Strategies
8   Investment Risks

9   How the Fund is Managed

9   Manager
9   Investment Adviser
9   Distributor
10  Year 2000 Readiness Disclosure

11  Fund Distributions and Tax Issues

11  Distributions
12  Tax Issues

13  How to Buy, Sell and Exchange Shares of the Fund

13  How to Buy Shares
18  How to Sell Your Shares
20  How to Exchange Your Shares

22  Financial Highlights

24  The Prudential Mutual Fund Family

    For More Information (Back Cover)

--------------------------------------------------------------------------------
       Prudential  Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

This section highlights key information about PRUDENTIAL TAX-FREE MONEY FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

-------------------------------------------------------------------------------
MONEY MARKET FUNDS

Money market funds--which hold high-quality short-term debt obligations--provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.

-------------------------------------------------------------------------------

Our investment objective is to attain for investors the HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. To achieve this objective we invest primarily in short-term debt obligations of states, territories and possessions of the United States and the District of Columbia, which we refer to as "MUNICIPAL BONDS." The Funds invests in Municipal Bonds which are high-quality money market instruments with remaining maturities of 13 months or less. Under normal circumstances, at least 80% of the Fund's net assets are invested in money market instruments that pay income exempt from federal income taxes and which are not preference items for purposes of the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in Municipal Bonds that may be a preference item for purposes of the federal alternative minimum tax. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.


PRINCIPAL RISKS

Although we look to invest wisely, all investments involve risk. The Municipal Bonds in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because interest rates change. The Municipal Bonds that we purchase may be GENERAL OBLIGATION BONDS, which are secured by the full faith, credit and taxing authority of the issuer, or REVENUE BONDS, which pay income from the revenues of a particular municipal project or the proceeds of a special excise tax. Although investments in mutual funds involve risk, investing in money market portfolios like the Fund is generally less risky than investments in other types of funds. This is because


--------------------------------------------------------------------------------
                                                                               1

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

the Fund invests only in high-quality securities with remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Fund can demand repayment of the security.

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE


A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The tables provide additional performance information for the periods indicated. The bar chart and tables demonstrate the risk of investing in the Fund and how returns can change. The Average Annual Returns table also compares the Fund's performance to the performance of a tax free money market index. Past performance does not mean that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.



--------------------------------------------------------------------------------
2    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

[GRAPHICAL REPRESENTATION OF GRAPH]


-------------------------------
  ANNUAL RETURNS(1)
--------------------------------------------------------------------------------------------------
1989       1990        1991    1992       1993      1994      1995      1996       1997    1998
--------------------------------------------------------------------------------------------------

5.74%      5.42%       4.22%   2.63%      1.86%     2.31%     3.15%     2.84%      3.00%   2.83%


--------------------------------------------------------------------------------------------------
  BEST QUARTER: 1.50% (2ND QUARTER OF 1989)          WORST QUARTER: .45% (2ND QUARTER OF 1993)
--------------------------------------------------------------------------------------------------





---------------------------------------------
  AVERAGE ANNUAL RETURNS(1) (AS OF 12/31/98)
--------------------------------------------------------------------------------
                        1 YEAR        5 YEARS     10 YEARS   SINCE INCEPTION
  Fund shares            2.83%          2.85%       3.41%    4.29%(since 8-2-79)
  IBC Average(2)         2.94%          2.97%       3.49%      N/A


---------------------------------------------
  YIELD(1) (AS OF 12/31/98)
--------------------------------------------------------------------------------
  7-Day yield of the                                      2.74%
  Fund

  7-Day tax equivalent                                    4.54%
  yield of the Fund



1  THE FUND'S RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.

2 THE IBC AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA TAX-FREE MONEY FUND CATEGORY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

---------------------------------------------------------
  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                              CLASS A SHARES

  Maximum sales charge (load)                                           None
     imposed on purchases (as a percentage of offering price)

  Maximum deferred sales charge (load) (as a percentage
     of the lower of original purchase price or sale
     proceeds)                                                          None

  Maximum sales charge (load)                                           None
     imposed on reinvested dividends
     and other distributions

  Redemption fees                                                       None

  Exchange fee                                                          None


---------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                              CLASS A SHARES


  Management fees                                                      .500%
  + Distribution and service (12b-1) fees                              .125%
  + Other  expenses                                                    .175%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                               .800%


EXAMPLE


This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
                        1 YR           3 YRS           5 YRS          10 YRS
  Fund shares            $82            $255            $444            $990


--------------------------------------------------------------------------------
4    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to attain for investors the HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. While we make every effort to achieve our objective, we can't guarantee success.

      The Fund invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. We will purchase short-term debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, which we refer to as "Municipal Bonds." The Fund may invest up to 20% of its net assets in Municipal Bonds that pay interest that is a preference item for purposes of the federal alternative minimum tax.

      The Municipal Bonds that we purchase must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), such as Moody's Investors Service, Inc. (rated at least Aa, MIG-2 or Prime-2) or Standard & Poor's Rating Group (rated at least AA, SP-2 or A-2) or, if unrated, of comparable quality. The Municipal Bonds that we purchase may be "GENERAL OBLIGATION BONDS" or "REVENUE BONDS." General obligation bonds are Municipal Bonds backed by the full faith and credit of the issuer, including its taxing authority and ability to borrow additional funds. In contrast, revenue bonds are Municipal Bonds backed by the revenues from a specific municipal project such as bridges, hospitals and public works or proceeds from a special excise tax. The Fund can also purchase or hold Municipal Bonds that are "PRE-REFUNDED" bonds. These obligations are fully secured by the U.S. Government securities held in escrow for the benefit of holders of the Municipal Bonds. Municipal bonds are usually "pre-refunded" when the issuer can borrow money more cheaply from another source and, therefore, pay off its original, more costly obligation. Under the rules that govern tax-free money market funds, like the Fund, we treat pre-refunded bonds as U.S. Government securities. This means that we can invest more of the Fund's assets in Municipal Bonds that are pre-refunded than we could if the security were a general obligation bond or a revenue bond. The Fund will not invest more than 25% of its total assets in pre-refunded bonds of a single issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------

      The Fund may invest in Municipal Bonds that are "VARIABLE RATE" or "FLOATING RATE" obligations. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.

      Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.

      Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS." The purchase of puts standing alone or with an instrument allows the Fund to sell the security when the investment adviser believes it is appropriate to do so to honor redemption requests or to buy more attractive securities.

      The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.

      Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.


--------------------------------------------------------------------------------
 6   Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------

OTHER INVESTMENTS

In addition to the principal strategies discussed above, we may also use the following strategies to increase the Fund's returns or protect its assets if market conditions warrant.

      The Fund may invest up to 10% of its total assets in shares of OTHER INVESTMENT COMPANIES. Such investment can result in the duplication of management and advisory fees.

      The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. These transactions constitute short-term cash loans by the Fund. This creates a fixed return for the Fund. The Fund will not invest more than 5% of its total assets in repurchase agreements.

ADDITIONAL STRATEGIES

      The Fund may use REVERSE REPURCHASE AGREEMENTS, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. The Fund's use of reverse repurchase agreements is limited to 5% of the value of its total assets.

      The Fund may also purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

      The Fund intends to purchase investment securities jointly with certain other mutual funds. Our ability to engage in joint investment is subject to conditions imposed by an order of the Securities and Exchange Commission. Joint investment can allow the Fund to achieve better investment performance because of reduced transaction costs and greater investment leverage.

      The Fund also follows certain policies when it: BORROWS MONEY (the Fund may borrow up to 5% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception.

      The Fund's investments in Municipal Bonds involve both CREDIT RISK--the possibility that the issuer of a particular security will default, and MARKET RISK--the risk that an instrument will lose value because interest rates change. To limit these risks, we invest only in high-quality securities with remaining maturities of no more than 13 months.

      This chart outlines the key risks and potential rewards of the principal strategies and certain other investments of the Fund. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.


--------------------------------
  INVESTMENT TYPE                ----------------------------------------------------------------
  % OF FUND'S TOTAL ASSETS           RISKS                             POTENTIAL REWARDS
-------------------------------------------------------------------------------------------------

  HIGH-QUALITY MONEY MARKET      o   Credit risk--the risk          o   Regular interest income
  OBLIGATIONS OF MUNICIPAL           that the default of an
  ISSUERS                            issuer would leave the         o   May be more secure than
                                     Fund with unpaid                   stock and equity
  UP TO 100%                         interest or principal              securities  because of
                                                                        identified sources from
                                 o   Market risk--the risk              which to pay interest
                                     that the obligations may           and principal
                                     lose value because
                                     interest rates change

-------------------------------------------------------------------------------------------------

  PRE-REFUNDED BONDS             o   May be more expensive         o   May be more secure than
                                     than obligations backed           other obligations of
  UP TO 25%                          only by a municipality's          municipal issuers
                                     taxing or borrowing               because of the escrow of
                                     authority                         U.S. Government
                                                                       obligations

-------------------------------------------------------------------------------------------------

  SHARES OF OTHER INVESTMENT     o   Could result in               o   May provide additional
  COMPANIES                          duplicate management or           diversification
                                     advisory fees

  UP TO 10%
-------------------------------------------------------------------------------------------------

  ILLIQUID SECURITIES            o   May be difficult to           o   May offer a more
                                     value precisely                   attractive yield than
                                                                       widely traded securities
  UP TO 10% OF NET ASSETS        o   May be difficult to sell
                                     at the time or price
                                     desired
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
8    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

      Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .50% of the Fund's average net assets.

      As of March 31, 1999, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.6 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

      Prudential Investments fixed income group has organized into teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom up security selection within those guidelines.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's shares and provides certain shareholder support services. The Fund pays distribution and other fees from the assets of the Fund to PIMS as compensation for its services. These fees--known as 12b-1 fees--are shown in the "FEES AND EXPENSES" table. Because these fees are paid from the Fund's assets on a continuous basis, over time these fees will increase the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------

cost of your investment and may cost you more than paying other types of sales charges.

YEAR 2000 READINESS DISCLOSURE

The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

      Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.



--------------------------------------------------------------------------------
10    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders.

      The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The Fund intends to invest so that dividend distributions to you will be exempt from federal taxation. The dividends you receive from the Fund will be EXEMPT FROM FEDERAL INCOME TAXES (though not necessarily exempt from state and local taxation) as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Funds mails a notice to you that properly designates the dividend as an exempt interest dividend.

      However, if you are subject to the alternative minimum tax, you will have to pay tax on the portion of dividend distributions from the Fund attributable to the Fund's investments in certain "private activity" bonds. The Fund will not invest more than 20% of its net assets in these bonds.

      Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when the Fund sells assets for a profit.

      For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. For more information about automatic reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Fund - How To Buy Shares" at Step 3: Additional Shareholder Services.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

TAX ISSUES

FORM 1099

Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

      Fund distributions are generally taxable in the year they are received, except where we declare certain dividends in December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. As noted above, however, the Fund intends to pay dividends that are exempt from federal income taxes.

WITHHOLDING TAXES

If federal law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to back-up withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a NONRESIDENT FOREIGN SHAREHOLDER generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


--------------------------------------------------------------------------------
12    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

      Except as noted below, the minimum initial investment for Fund shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


PURCHASES THROUGH PRUDENTIAL SECURITIES

Purchases of shares of the Fund through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).

      The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor. The following discussion assumes that you have selected the Fund as your primary money sweep fund.

      For individual retirement accounts (IRAs) and Benefit Plans in the Autosweep program, all credit balances (that is, immediately available funds) of $1.00 or more will be invested in the Fund on a daily basis. Prudential


--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


Securities will arrange for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.

      For accounts other than IRAs and Benefit Plans, shares of the Fund will be purchased as follows:

      o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Fund. This will occur on the business day following the availability of the credit balance

      o When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Fund on the settlement date

      o For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month

      Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Fund at the price determined at 4:30 p.m. New York Time on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.

      Your investment in the Fund will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.

      The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities Financial Advisor.



--------------------------------------------------------------------------------
14    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.

      The Advantage Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center. The following discussion assumes that you have selected the Fund as your primary money sweep fund.

      With the Advantage Account as well as the Investor Account for Benefit Plans and individual retirement accounts (IRAs), all credit balances (that is, immediately available funds) of $1.00 or more will be invested in the Fund on a daily basis. Prudential Securities (Pruco's clearing broker), arranges for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.

      If you have an Investor Account (non-IRAs), shares of the Fund will be purchased as follows:

     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Fund with all cash balances of $1.00 or more. This will occur on the business day following the availability of the credit balance

     o When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1.00 or more will be invested in the Fund on the business day following the settlement date

     o For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month

      You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Fund at the price determined


--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------

at 4:30 p.m. New York Time on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.

      Purchases of, withdrawals from and dividends from the Fund will be shown on your Advantage Account or Investor Account statement.

      The charges and expenses of the Advantage Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

MANUAL PURCHASES

You may make a manual purchase (that is, a non-money market sweep purchase) of Fund shares in either of the following situations:

      o You do not participate in a money market sweep program (the Autosweep program or the Advantage Account Program), or

      o You participate in a money market sweep program, but the Fund is not designated as your primary money market sweep fund.

      The minimum initial investment for a manual purchase for shares of the Fund is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

      If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Fund on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Fund (Prudential Securities delivers federal funds on the business day after settlement).

      If you make a manual purchase through the Fund's Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York Time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Fund shares may be subject to postage and



--------------------------------------------------------------------------------
16    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.


STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY

When you invest in a mutual fund, you buy shares of the Fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

      The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.

      We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange or when changes in the value of the Fund's portfolio do not affect the NAV.


STEP 3: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund at any time, subject to certain restrictions.

      When you sell shares of the Fund--also known as redeeming shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay payment of your proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more


--------------------------------------------------------------------------------
18    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------

information, see the SAI, "Purchase and Redemption of Fund Shares--Restrictions on Sale."

      If you are selling more than $50,000 of shares, you want the check sent to someone or someplace that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution.

REDEMPTION IN KIND. If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

AUTOMATIC REDEMPTION FOR AUTOSWEEP. If you participate in the Autosweep program, your Fund shares may be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

      The amount of the redemption will be the lesser of the total value of Fund shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.

      Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.


--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Fund shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

      The amount of the redemption will be the lesser of the total value of Fund shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa(R) Account, including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

      Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential Mutual Fund. You can exchange shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Fund shares for Class B, Class C or Class Z shares, except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX: 15010
NEW BRUNSWICK, NJ 08906-5010


--------------------------------------------------------------------------------
20    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------

      When you exchange shares of the Fund for Class A shares of any other Prudential Mutual Fund, you will be subject to any sales charge that may be imposed by such other Prudential Mutual Fund. The sales charge is imposed at the time of your exchange.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information is for shares of the Fund for the periods indicated.

      Review this chart with the financial statements which appear in the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.

      The financial highlights for the five fiscal years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


----------------------------------------
  FUND SHARES (FISCAL YEAR ENDED 12-31)
------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                1998        1997       1996        1995       1994
------------------------------------------------------------------------------------------------------

  NET ASSET VALUE, BEGINNING OF PERIOD          $1.00       $1.00      $1.00       $1.00      $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income and net realized
     gains                                       .028        .030       .028        .031       .023
  Dividends and distributions to
     shareholders                               (.028)      (.030)     (.028)      (.031)     (.023)
  Net asset value, end of period                $1.00       $1.00      $1.00       $1.00      $1.00
  TOTAL RETURN(1)                               2.83%       3.00%      2.84%       3.15%      2.31%
------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       1998        1997       1996        1995       1994
------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF PERIOD (000)            $199,165    $329,812   $333,808    $387,651   $487,290
  RATIOS TO AVERAGE NET ASSETS:
  Net investment income                         2.80%       2.97%      2.83%       3.14%      2.26%
  Expenses                                       .80%        .78%       .80%        .85%       .75%
------------------------------------------------------------------------------------------------------


1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.



--------------------------------------------------------------------------------
22    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 [This page has been left blank intentionally.]


--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.


STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth
     & Income Fund
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
   FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
   Nicholas-Applegate Growth Equity Fund
ASSET ALLOCATION/BALANCED FUND
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Active Balanced Fund

GLOBAL FUNDS

GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   Prudential Developing Markets
     Equity Fund
   Prudential Latin America Equity Fund
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
PRUDENTIAL NATURAL RESOURCES
   FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   Global Series
   International Stock Series
GLOBAL UTILITY FUND, INC.
GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
   Limited Maturity Portfolio
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.


--------------------------------------------------------------------------------
24    Prudential Tax-Free Money Fund, Inc.      TELEPHONE    (800) 225-1852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


BOND FUNDS

TAXABLE BOND FUNDS

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Short-Intermediate Term Series
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   Prudential Bond Market Index Fund
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
   Income Portfolio

TAX-EXEMPT BOND FUNDS

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Series
   California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
   High Income Series
   Insured Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

CASH ACCUMULATION TRUST
   Liquid Assets Fund
   National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Money Market Series
   U.S. Treasury Money Market Series
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND FUNDS

COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS

PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
   Institutional Money Market Series


--------------------------------------------------------------------------------
                                                                              25

FOR MORE INFORMATION

Please read this prospectus before
you invest in the Fund and keep it
for future reference. For information
or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)
--------------------------------------------

Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
  SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com
--------------------------------------------

Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
  (incorporated by reference into
  this prospectus)

ANNUAL REPORT

SEMI-ANNUAL REPORT


You can also obtain copies of Fund documents from the Securities and Exchange
Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  1(800) SEC-0330)

Via the Internet:
http://www.sec.gov
-------------------------------------------


CUSIP Number: 74436P-10-3
Investment Company Act File No:
811-2927

MF103A

        [logo]  Printed on Recycled Paper

                      PRUDENTIAL TAX-FREE MONEY FUND, INC.

                       Statement of Additional Information


                              Dated April 28, 1999


    Prudential Tax-Free Money Fund, Inc. (the Fund) is an open-end, diversified, management investment company whose investment objective is to attain for investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund pursues this objective by investing primarily in a portfolio of short-term debt obligations issued by states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest from which is wholly-exempt from federal income tax in the opinion of bond counsel to the issuer. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's Prospectus and "Description of the Fund, its Investments and Risks."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information sets forth information about the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated April 28, 1999, a copy of which may be obtained from the Fund upon request at the address or telephone number noted above.


                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

Fund History                                                                B-2

Description of the Fund, its Investments and Risks                          B-2

Investment Restrictions                                                     B-5

Management of the Fund                                                      B-6

Control Persons and Principal Holders of Securities                         B-9

Investment Advisory and Other Services                                      B-9

Brokerage Allocation and Other Practices                                    B-12

Securities and Organization                                                 B-12

Purchase and Redemption of Fund Shares                                      B-12

Net Asset Value                                                             B-14

Taxes, Dividends and Distributions                                          B-14

Calculation of Yield                                                        B-16

Financial Statements                                                        B-17

Report of Independent Accountants                                           B-25

Appendix I--Description of Ratings                                           I-1

Appendix II--Information Relating to Prudential                             II-1

================================================================================
MF103B

                                  FUND HISTORY

     The Fund was organized as a corporation under the laws of Maryland on March 22, 1979.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

          (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

          (b) INVESTMENT STRATEGIES AND RISKS.

     The Fund's investment objective is to attain for investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. Additional information relating to the Fund's principal investment policies and strategies discussed in the Fund's Prospectus, and information about other securities, instruments, policies and strategies which the Fund may use from time to time in seeking to achieve its investment objective, are described below. The Fund may not be successful in achieving its investment objective and you can lose money.

MUNICIPAL BONDS

     The Fund may invest in municipal bonds and municipal notes, which are collectively referred to as Municipal Bonds in the Fund's Prospectus and this Statement of Additional Information.

     Municipal bonds are generally issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may also be issued to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. Municipal bonds also include bonds issued by or on behalf of public authorities in order to obtain funds with which to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. These bonds typically are revenue bonds and generally do not carry the pledge of the issuer's credit.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

    Municipal notes are short-term obligations generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues, are usually general obligations of the issuing municipality or agency.

    Municipal notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (iv) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above. The Fund will not, however, invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

    VARIABLE RATE AND FLOATING RATE SECURITIES. The interest rates payable on certain Municipal Bonds are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds of this type are called "variable rate" or "floating rate" obligations.

The interest rate payable on a variable rate obligation is adjusted at predesignated intervals and that payable on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features of these obligations typically include the right of the Fund to demand, in some cases, at specified intervals of less than one year or, in other cases, upon not less than seven days' notice, prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature). In addition, the issuer may have the right, at similar intervals or upon similar notice, to prepay the principal amount prior to maturity. The principal benefit of variable and floating rate obligations is that the interest rate adjustment minimizes changes in the market value of the obligations. As a result, the purchase of such obligations should enhance the ability of the Fund to maintain a stable net asset value per share (see "Net Asset Value") and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond meets the Fund's investment quality requirements.

    PUTS. The Fund may purchase Municipal Bonds together with the right to resell the Municipal Bonds to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the bonds. Such a right to resell is commonly known as a "put" or "tender option," and the aggregate price which the Fund pays for Municipal Bonds with puts or tender options is higher than the price which otherwise would be paid for the Bonds. Consistent with the Fund's investment objective and subject to the supervision of the Board of Directors, the primary purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase, at a later date, securities other than those subject to the put. The Fund's policy is generally to exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for related Municipal Bonds. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Fund's investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

    The Fund values Municipal Bonds which are subject to puts or tender options at amortized cost; no value is assigned to the put or tender option. The cost of the put or tender option is carried as an unrealized loss from the time of purchase until it is exercised or expires. The value of the put or tender option is dependent on the ability of the put writer to meet its obligation of repurchase, and it is the Fund's general policy to enter into put or tender option transactions only with such brokers, dealers or other financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts or tender options in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. The Fund has received a ruling of the Internal Revenue Service to the effect that the Fund will be considered the owner of the Municipal bonds subject to the puts or tender options so that the interest on the bonds will be tax-exempt income to the Fund.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Municipal Bonds are frequently offered on a when-issued or delayed delivery basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and, during the period between purchase and settlement, no interest accrues to the purchaser. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Bond on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the bond in determining its net asset value. The Fund will also establish a segregated account with its custodian bank in which it will maintain cash or other liquid assets equal in value to commitments for when-issued or delayed delivery securities. If the Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to the settlement date, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. The Fund does not believe that its net asset value or net investment income will be adversely affected by its purchase of Municipal Bonds on a when-issued or delayed delivery basis. The Fund may invest in when-issued or delayed delivery securities without other limitation.

    OTHER MATTERS. For purposes of diversification under the Investment Company Act of 1940, as amended (the Investment Company Act), the identification of the issuer of Municipal Bonds depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be regarded as a separate security and treated as an issue of such government or entity.

BORROWING

     The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 5% of the value of its total assets taken at cost for temporary or emergency purposes. The Fund may pledge up to and including 10% of its net assets to secure such borrowings.

REPURCHASE AGREEMENTS

     The Fund may invest up to 5% of its assets in repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the SEC.

ILLIQUID SECURITIES

    The Fund may not hold more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

     The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above.

     The Fund may not:

     (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities or secured by such obligations). See "Municipal Bonds--Other Matters" under "Description of the Fund, its Investments and Risks" for the definition of an issuer.

     (2) Make short sales of securities.

     (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

     (4) Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Any such borrowings will be made only from banks. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its custodian, liquid assets equal in value to the amount owed.

     (5) Pledge its assets or assign or otherwise encumber them in excess of 10% of its assets (taken at market or other fair value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction (4).

     (6) Engage in the underwriting of securities.

     (7) Purchase or sell real estate mortgage loans, although it may purchase Municipal Bonds secured by interests in real estate.

     (8) Make loans of money or securities, except through the purchase of debt obligations or repurchase agreements.

     (9) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

     (10) Invest for the purpose of exercising control or management of another company.

     (11) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

     In addition, the Fund may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

(A) DIRECTORS

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser, and Distributor, decide upon matters of general policy.

     The Directors also review the actions of the officers of the Fund, who conduct and supervise the daily business operations of the Fund.

(B) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS


                          POSITION WITH   PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
NAME, ADDRESS AND AGE (1)   THE FUND              FOR THE LAST FIVE YEARS
------------------------  -------------   ---------------------------------------------
  Edward D. Beach (74)      Director      President and Director of BMC Fund, Inc., a
                                            closed-end investment company; previously, Vice
                                            Chairman of Broyhill Furniture Industries, Inc.;
                                            Certified Public Accountant; Secretary and
                                            Treasurer of Broyhill Family Foundation, Inc.;
                                            Member of the Board of Trustees of Mars Hill
                                            College; and Director of The High Yield Income
                                            Fund, Inc.

  Delayne Dedrick Gold (60) Director      Marketing and Management Consultant; Director of
                                            The High Yield Income Fund, Inc.

* Robert F. Gunia (52)      President     Vice President of Prudential Investments (since
                            and Director    September 1997); Executive Vice President and
                                            Treasurer (since December 1996) of Prudential
                                            Investments Fund Management LLC (PIFM); Senior
                                            Vice President (since March 1987) of Prudential
                                            Securities Incorporated (Prudential Securities);
                                            formerly Chief Administrative Officer (July
                                            1990-September 1996), Director (January
                                            1989-September 1996), and Executive Vice
                                            President, Treasurer and Chief Financial Officer
                                            (June 1987-September 1996) of Prudential Mutual
                                            Fund Management, Inc. (PMF); Vice President and
                                            Director (since May 1989) of The Asia Pacific
                                            Fund, Inc.; Director of The High Yield Income
                                            Fund, Inc.

  Don G. Hoff (63)          Director      Chairman and Chief Executive Officer (since 1980)
                                            of Intertec, Inc. (investments); Chairman and
                                            Chief Executive Officer of The Lamaur
                                            Corporation, Inc.; Director of Innovative Capital
                                            Management, Inc. and The Greater China Fund, Inc;
                                            and Chairman and Director of The Asia Pacific
                                            Fund, Inc.


  Robert E. LaBlanc (64)    Director      President (since 1981) of Robert E. LaBlanc
                                            Associates, Inc. (telecommunications); formerly
                                            General Partner at Salomon Brothers and
                                            Vice-Chairman of Continental Telecom; Director of
                                            Storage Technology Corporation, Titan
                                            Corporation, Salient 3 Communications, Inc. and
                                            Tribune Company; and Trustee of Manhattan College.


                              POSITION WITH   PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
NAME, ADDRESS AND AGE (1)       THE FUND              FOR THE LAST FIVE YEARS
------------------------      -------------   ---------------------------------------------


  Robin B. Smith (59)           Director      Chairman and Chief Executive Officer (since August
                                                1996) of Publishers Clearing House; formerly
                                                President and Chief Executive Officer (January
                                                1989-August 1996) and President and Chief
                                                Operating Officer (September 1981-December 1988)
                                                of Publishers Clearing House; Director of
                                                BellSouth Corporation, Texaco Inc., Springs
                                                Industries Inc., and Kmart Corporation.

  Stephen Stoneburn (55)        Director      President and Chief Executive Officer (since June
                                                1996) of Quadrant Media Corp. (a publishing
                                                company); formerly President (June 1995-June 1996)
                                                of Argus Integrated Media, Inc.; Senior Vice
                                                President and Managing Director (January
                                                1993-1995) of Cowles Business Media; Senior Vice
                                                President (January 1991-1992) and Publishing Vice
                                                President (May 1989-December 1990) of Gralla
                                                Publications (a division of United Newspapers,
                                                U.K.); and Senior Vice President of Fairchild
                                                Publications, Inc.


  Nancy H. Teeters (68)         Director      Economist; Director of Inland Steel Industries;
                                                formerly, Vice President and Chief Economist of
                                                International Business Machines; Member of the
                                                Board of Governors of the Federal Reserve System;
                                                Governor of the Horace H. Rackham School of
                                                Graduate Studies of the University of Michigan;
                                                Assistant Director of the Committee on the Budget
                                                of the US House of Representatives; Senior Fellow
                                                at the Library of Congress; Senior Fellow at the
                                                Brookings Institution; staff at Office of
                                                Management and Budget, Council of Economic
                                                Advisors and the Federal Reserve Board.

  Robert C. Rosselot (38)       Secretary     Assistant General Counsel (since September 1997)
                                                of PIFM; formerly, partner with the firm of Howard
                                                & Howard, Bloomfield Hills, Michigan (December
                                                1995-September 1997) and Corporate Counsel,
                                                Federated Investors (1990-1995).

  Grace C. Torres (39)        Treasurer and   First Vice President (since December 1996) of PIFM;
                                Principal       First Vice President (since March 1994) of
                                Financial       Prudential Securities; formerly First Vice
                                and             President (March 1994-September 1996), Prudential
                                Accounting      Mutual Fund Management, Inc. and Vice President
                                Officer         (July 1989-March 1994) of Bankers Trust
                                                Corporation.

  Stephen M. Ungerman (45)    Assistant       Vice President and Tax Director (since March 1996)
                               Treasurer        of Prudential Investments; formerly First Vice
                                                President of Prudential Mutual Fund Management,
                                                Inc. (February 1993-September 1996).

------------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  * "Interested" Director, as defined in the Investment Company Act of 1940, as amended (Investment Company Act), by reason of his affiliation with Prudential Securities or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $750, in addition to certain out-of-pocket expenses.
The amount of compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                                            COMPENSATION TABLE


                                                                                                 TOTAL
                                                           PENSION OR                         COMPENSATION
                                                           RETIREMENT                           FROM FUND
                                           AGGREGATE    BENEFITS ACCRUED  ESTIMATED ANNUAL      AND FUND
                                         COMPENSATION    AS PART OF FUND    BENEFITS UPON     COMPLEX PAID
        NAME AND POSITION                  FROM FUND        EXPENSES         RETIREMENT      TO DIRECTORS(2)
        -----------------                ------------   ----------------  ----------------   ---------------
Edward D. Beach--Director ...............   $ 1,500           None               N/A           $135,000(44/71)*
Stephen C. Eyre--Former Director ........   $ 1,500           None               N/A           $ 45,000(14/77)*
Delayne D. Gold--Director ...............   $ 1,500           None               N/A           $135,000(44/71)*
Robert F. Gunia (1)--Director ...........      --             None               N/A                 --
Don G. Hoff--Director ...................   $ 1,500           None               N/A           $ 45,000(14/17)*
Robert F. LaBlanc--Director .............   $ 1,500           None               N/A           $ 45,000(14/17)*
Mendel A. Melzer (1)--Former Director ...      --             None               N/A                 --
Richard A. Redeker (1)--Former Director .      --             None               N/A                 --
Robin B. Smith--Director ................   $ 1,500           None               N/A           $ 90,000(32/41)*
Stephen Stoneburn--Director .............   $ 1,500           None               N/A           $ 45,000(14/17)*
Brian M. Storms (1)--Former Director ....      --             None               N/A                 --
Nancy H. Teeters--Director ..............   $ 1,500           None               N/A           $ 90,000(26/47)*


----------

  * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).


(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $116,225 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 23, 1999, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

     As of April 23, 1999, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of the Prudential Tax-Free Money Fund, Inc.

     As of April 23, 1999, Prudential Securities was the record holder for other beneficial owners of 185,040,577 Class A shares of the Fund, representing approximately 91.7% of the shares then outstanding. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(A) INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of March 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.6 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 58th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities Incorporated. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million, .425 of 1% of the Fund's average daily net assets between $750 million and $1.5 billion and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that in the event the expenses of the Fund (including the fees payable to PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, the Fund believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of the Fund pursuant to the Management Agreement, PIFM bears the following expenses:

        (a) the salaries and expenses of all personnel of PIFM and the Fund, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

        (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

        (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PMF or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants,(e) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution expenses.

    The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     For the fiscal years ended December 31, 1998, 1997, and 1996, PIFM received management fees of $1,389,197, $1,699,125 and $2,016,151, respectively.

     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services to PIFM.

     The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities, including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit, with a staff including 7 credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLAN

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to July 1, 1998, Prudential Securities Incorporated (Prudential Securities, also referred to as the Distributor), One Seaport Plaza, New York, New York 10292, served as the distributor of the Fund's shares.

     Pursuant to the Fund's Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan (the Plan) and Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.

     For the fiscal year ended December 31, 1998, Prudential Securities and PIMS collectively received payments of $347,299, under the Plan. It is estimated that all this amount was spent on commission credits to Prudential Securities and Prusec for payments of account servicing fees to financial advisers and an allocation of overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Shareholder Servicing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee ($9.50) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements. PricewaterhouseCoopers LLP provides audit services, and consultation in connection with Securities and Exchange Commission filings. The financial information for the Fund provided under "Financial Statements" for the fiscal year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose report is also included under "Financial Statements."

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Prudential Securities as broker or dealer.

     During the fiscal years ended December 31, 1998, 1997 and 1996, the Fund paid no brokerage commissions.

                           SECURITIES AND ORGANIZATION

     The Fund is authorized to issue three billion shares of common stock, $.01 par value per share, divided into two classes, designated Class A and Class Z common stock. Of the authorized shares of common stock of the Fund, 1.5 billion shares consist of Class A shares and 1.5 billion shares consist of Class Z shares.

     Currently, the Fund offers only Class A shares. Shares of the Fund, when issued, are fully paid, nonassessable fully transferable and redeemable at the option of the shareholder. All shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase order (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.

     Shares of the Fund may be purchased by investors through the Distributor, by brokers that have entered its agreements to sell Fund shares, or directly through Prudential Mutual Fund Services LLC (PMFS). Shares may also be purchased through Prudential Securities or Pruco Securities Corporation (Prusec). Prudential Securities clients who hold Fund shares through Prudential Securities may benefit through administrative conveniences afforded them as Prudential Securities clients, but may be subject to certain additional restrictions imposed by Prudential Securities.

REOPENING AN ACCOUNT

    Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the information on the old form is still applicable.

REDEMPTION OF SHARES

    Investors who purchase shares directly from Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) may use the following procedures:

    CHECK REDEMPTION. At a shareholder's request, State Street Bank and Trust Company (State Street) will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

    Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

    PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking account privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, or telephone
(800) 225-1852 (toll-free). Check redemption is not available to investors for whom Prudential Securities has purchased shares.

    EXPEDITED REDEMPTION. In order to use Expedited Redemption, a shareholder may so designate at the time the initial application form is filed or at a later date. Once the Expedited Redemption authorization form has been completed, the signature(s) on the authorization form guaranteed as set forth below and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to the shareholder's designated bank account. The Fund does not forward redemption proceeds with respect to shares purchased by check until at least 10 calendar days after receipt of the purchase check by PMFS.

    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, in order for the redemption to be effective on that day. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption authorization form and submit it to PMFS at the address set forth above.

    REGULAR REDEMPTION. Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed stock certificates, if issued. All written requests for redemption, and any share certificates, must be endorsed by the shareholder with signature guaranteed, as described above under "Expedited Redemption." PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Redemption proceeds are sent to a shareholder's address by check.

REDEMPTION IN KIND

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

RESTRICTIONS ON SALE

    The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

                                 NET ASSET VALUE

    The Fund's net asset value per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

     The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

    The Fund computes its net asset value at 4:30 PM New York time, on each day the New York Stock Exchange (the Exchange) is open for trading. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:30 PM New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund has elected to qualify, and the Fund intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that fund.

    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Fund does not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

     It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as short-term capital loss, will be long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Furthermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares (including shares purchased pursuant to dividend reinvestment) within 30 days of the disposition of the shares. In such a case the basis of the shares acquired will be readjusted to reflect the disallowed loss. Shareholders who have held their shares for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any exempt-interest dividends received by the shareholder with respect to the shares and if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholder with respect to such shares. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

    Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible. Exempt-interest dividends attributable to interest on certain "private activity" tax-exempt obligations are a preference item for computing the alternative minimum tax for both individuals and corporations. Moreover, exempt-interest dividends attributable to interest on tax-exempt obligations, whether or not private activity bonds, that are received by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income and (ii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

    The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year.

    Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective yield = [(base period return + 1)365/7]-1

     The Fund may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

     The yield and effective yield for the Fund based on the 7 days ended December 31, 1998 were 2.74% and 2.78%, respectively. The tax equivalent yield for the Fund based on the 7 days ended December 31, 1998 was 4.54%.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publication, business periodicals and market indices.

     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

Portfolio of Investments as
of December 31, 1998                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description(a)                                                (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Arkansas--1.5%
Arkansas Hosp. Equip. Fin. Auth. AHA Pooled Fin. Prog.,
   F.R.W.D.,
   Ser. 98A                                                     A-1+*            4.00%        1/06/99   $  3,000     $  3,000,000
------------------------------------------------------------------------------------------------------------------------------
Colorado--3.3%
Colorado Hlth. Facs. Auth. Rev., Frasier Meadows Manor,
   F.R.W.D.,
   Ser. 94                                                      NR               4.05         1/07/99      6,585        6,585,000
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--0.4%
Dist. of Columbia, G.O. Var. Rat, F.R.D.D., Ser. 92A-4          VMIG1            5.20         1/04/99        800          800,000
------------------------------------------------------------------------------------------------------------------------------
Florida--3.4%
Jacksonville Pwr. & Lt. , Lomak Petroleum Inc., T.E.C.P.,
   Ser. 94                                                      VMIG1            3.25         1/22/99      3,500        3,500,000
St Lucie County Florida Policy, T.E.C.P., Ser. 94A              VMIG1            3.10         2/16/99      3,200        3,200,000
                                                                                                                     ------------
                                                                                                                        6,700,000
------------------------------------------------------------------------------------------------------------------------------
Georgia--4.3%
Burke Cnty. Dev. Auth. Poll., Pwr. Plant Vogtle Proj.,
   T.E.C.P.,
   Ser. 96-1                                                    VMIG1            3.15         1/26/99      5,800        5,800,000
Monroe Cnty. Dev. Auth. Poll., Oglethorpe Pwr. Corp.,
   S.E.M.O.T.,
   Ser. 96                                                      NR               3.45         5/01/99      2,670        2,670,000
                                                                                                                     ------------
                                                                                                                        8,470,000
------------------------------------------------------------------------------------------------------------------------------
Illinois--9.5%
Illinois Hlth. Fac. Auth.,
   Evanston Hosp. Corp. Proj., A.N.N.M.T., Ser. 92              VMIG1            3.10        11/01/99      3,000        3,000,000
   Evanston Hosp., A.N.N.M.T., Ser. 95                          VMIG1            3.80         4/30/99      7,000        7,000,000
Kane Cnty. Community Sch. Dist.,T.R.A.N., Ser. 97               NR               4.00         1/15/99      8,900        8,900,660
                                                                                                                     ------------
                                                                                                                       18,900,660
------------------------------------------------------------------------------------------------------------------------------
Indiana--2.5%
Indiana St. Dev. Fin. Auth. Rev., Edl. Facs., Covenant High
   Sch., F.R.W.D., Ser. 96                                      NR               4.10         1/07/99      5,000        5,000,000
------------------------------------------------------------------------------------------------------------------------------
Kentucky--6.8%
Kentucky Prop.& Bldg. Comm. Rev., Proj. No. 60                  A2               4.50        10/01/99      3,000        3,027,367
Ohio Cnty. Poll. Ctrl. Rev., Big Rivers Elec. Corp. Proj.,
   F.R.W.D.,
   Ser. 85                                                      VMIG1            4.20         1/06/99      5,000        5,000,000
   Ser. 83                                                      VMIG1            4.20         1/06/99      5,500        5,500,000
                                                                                                                     ------------
                                                                                                                       13,527,367

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-17

Portfolio of Investments as
of December 31, 1998                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Maine--0.9%
Maine Bond Anticipation Note, Ser. 1                            NR               4.00%        1/21/99   $  1,900     $  1,900,406
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--9.8%
Commonwealth. of Mass., First Chicago Cert., F.R.W.D.S., Ser.
   98B                                                          VMIG1            4.23         1/06/99      3,250        3,250,000
Massachusetts Ind. Fin. Agcy. Ind. Rev., Ocean Spray
   Cranberry, A.N.N.O.T., Ser. 84                               NR               3.35        10/15/99      4,500        4,500,000
Quincy Mass., Bond Anticipation Note, Ser. 98                   NR               4.10         5/21/99      5,500        5,506,709
State of Massachussetts Cons. Loans, Ser. 89-A                  Aaa              7.00         2/01/99      6,300        6,317,628
                                                                                                                     ------------
                                                                                                                       19,574,337
------------------------------------------------------------------------------------------------------------------------------
Minnesota--2.6%
Bloomington Coml. Dev. Rev., 94th Street Assoc. Proj.,
   F.R.W.D., Ser. 85                                            A-1+*            3.55         1/04/99      5,105        5,105,000
------------------------------------------------------------------------------------------------------------------------------
Mississipi--3.8%
Mississippi Hsg. Fin. Corp. Sngl. Fam. Mtge., F.R.W.D.S.,
   Ser. 88                                                      A-1+*            4.15         1/07/99      7,510        7,510,000
------------------------------------------------------------------------------------------------------------------------------
Missouri--1.3%
Missouri Dev. Fin. Bd. Science City, F.R.D.D., Ser 97B          VMIG1            5.25         1/04/99      2,500        2,500,000
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--1.5%
New Hampshire Bus. Fin. Auth., New England Pwr. Co. Proj.,
   T.E.C.P., Ser. 90A                                           P-1              3.15         2/09/99      2,000        2,000,000
New Hampshire State Ed. & Hlth. Fac. College Issue, Ser. 95     NR               7.50         1/15/99        994        1,034,601
                                                                                                                     ------------
                                                                                                                        3,034,601
------------------------------------------------------------------------------------------------------------------------------
New York--2.5%
New York St. Power Auth. Rev., T.E.C.P., Ser. 2                 P-1              3.10         2/12/99      5,000        5,000,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--3.0%
EastLake Indl. Dev. Rev., Astro Model Dev. Corp., F.R.W.D.,
   Ser. 96                                                      NR               4.15         1/07/99      3,000        3,000,000
Ohio Hsg. Fin. Agcy., Multifamily Hsg. Rev., F.R.W.D., Ser. B   A-1+*            4.15         1/08/99      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                        6,000,000
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--3.9%
Tulsa Pkg. Auth. Rev., Williams Ctr. Proj., S.E.M.M.T., Ser.
   87A                                                          VMIG1            3.15         5/17/99      7,740        7,740,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-18

Portfolio of Investments as
of December 31, 1998                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Oregon--7.1%
Oregon St Hsg. & Comm. Serv. Dept. Mtge. Rev., A.N.N.M.T.
   Single Family Mtge. Ser. H                                   VMIG1            3.10%       12/01/99   $  2,025     $  2,025,000
   Single Family Mtge. Ser. I                                   VMIG1            3.15        12/01/99      4,500        4,500,000
Oregon St. Econ. Dev. Rev., KRC Western Inc. Proj., F.R.W.D.,
   Ser. 178                                                     Aa2              4.20         1/07/99      7,650        7,650,000
                                                                                                                     ------------
                                                                                                                       14,175,000
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--0.5%
Allegheny Cnty., Greater Pitt. Intr'l Airport, Ser. 90A         Aaa              7.05         1/01/00      1,000        1,037,280
------------------------------------------------------------------------------------------------------------------------------
South Carolina--5.5%
South Carolina Pub. Svc. Auth., T.E.C.P.                        P-1              3.25         1/15/99     11,000       11,000,000
------------------------------------------------------------------------------------------------------------------------------
South Dakota--5.6%
Brookings SD, Cert. of Part. Q.T.R.M.T., Ser. 97                NR               3.85         3/11/99      3,655        3,655,000
South Dakota Housing Development Authority Home Ownership
   Mrtg., A.N.N.M.T., Ser. 98                                   MIG1             3.20        12/02/99      3,000        3,000,000
South Dakota Hsg. Dev. Auth. Hsg. Rev., F.R.W.D., Ser. 98       NR               4.35         1/07/99      4,450        4,450,000
                                                                                                                     ------------
                                                                                                                       11,105,000
------------------------------------------------------------------------------------------------------------------------------
Texas--11.5%
Greater Texas Stu. Ln. Rev. Rfdg., A.N.N.M.T., Ser. 96A         VMIG1            3.60         3/01/99      5,000        5,000,000
Gulf Coast Ind. Dev. Auth., Citgo Petro. Proj., F.R.D.D.,
   Ser. 94                                                      VMIG1            5.25         1/04/99      1,000        1,000,000
Houston Water & Sewer Sys. Rev., F.R.W.D.S. , Ser. SG-73        A1+*             4.15         1/06/99      5,600        5,600,000
Houston G.O., T.E.C.P., Ser. B                                  P-1              3.20         1/13/99      7,500        7,500,000
Waxahachie Texas Ind. Dev. Auth. Rev., F.R.W.D., Ser. 98        Aa3              4.10         1/06/99      3,850        3,850,000
                                                                                                                     ------------
                                                                                                                       22,950,000
------------------------------------------------------------------------------------------------------------------------------
Utah--4.4%
Intermountain Pwr. Agy.,
   Q.T.R.O.T.S., Ser. A                                         VMIG1            3.50         2/01/99      2,350        2,350,000
   T.E.C.P., Ser. B                                             A-1*             3.10         2/18/99      4,400        4,400,000
Utah Wtr. Fin. Agy. Rev., Pooled Loan Fin. Prog.                AAA              4.40        10/01/99      2,000        2,020,487
                                                                                                                     ------------
                                                                                                                        8,770,487

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-19

Portfolio of Investments as
of December 31, 1998                PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Virginia--1.0%
Hopewell Ind. Dev. Auth. Rev., F.R.D.D., Ser. 90A               P-1              5.30%        1/04/99   $    600     $    600,000
Southampton Cnty. Ind. Dev. Auth. Rev. Hudson Pwr. Proj.,
   F.R.D.D., Ser. 90A                                           VMIG1            5.30         1/04/99      1,400        1,400,000
                                                                                                                     ------------
                                                                                                                        2,000,000
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--4.5%
Whitewater Ind. Dev. Rev., Trek Bicycle Proj., F.R.W.D., Ser.
   95                                                           NR               4.25         1/07/99      4,055        4,055,000
Wisconsin Hsg & Econ. Dev. Auth., Eagle Trust, Q.T.R.O.T.S.,
   Ser. 4901
   (cost $4,995,000, date purchased 9/1/98)(d)                  A-1+*            3.25         3/01/99      4,995        4,995,000
                                                                                                                     ------------
                                                                                                                        9,050,000
Total Investments--101.1%
(cost $201,435,138(c))                                                                                                201,435,138
Liabilities in excess of other assets--(1.1)%                                                                          (2,269,931)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $199,165,207
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic(b)
    G.O.--General Obligation
    Q.T.R.M.T.--Quarterly Tax & Reserve Mandatory Tender(b) Q.T.R.O.T.S.--Quarterly Synthetic Optional Tender(b)
    S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    S.E.M.O.T.--Semi-Monthly Optional Tender Offer(b)
    T.E.C.P.--Tax-Exempt Commercial Paper
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost basis for federal income tax purposes is substantially the same as that used for financial statement purposes.
(d) Indicates illiquid security restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $4,995,000.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-20

Statement of Assets and Liabilities         PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        December 31, 1998
                                                                                                              -----------------
Investments, at amortized cost which approximates market value..........................................        $ 201,435,138
Receivable for Fund shares sold.........................................................................           13,475,031
Interest receivable.....................................................................................            1,739,105
Prepaid expenses........................................................................................                6,837
                                                                                                              -----------------
   Total assets.........................................................................................          216,656,111
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................           16,025,325
Payable for Investments purchased.......................................................................            1,037,867
Accrued expenses........................................................................................              157,674
Dividends payable.......................................................................................              121,209
Management fee payable..................................................................................               93,862
Bank overdraft..........................................................................................               50,117
Distribution fee payable................................................................................                4,850
                                                                                                              -----------------
   Total liabilities....................................................................................           17,490,904
                                                                                                              -----------------
Net Assets..............................................................................................        $ 199,165,207
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common Stock, $.01 par value.........................................................................        $   1,992,595
   Paid-in capital in excess of par.....................................................................          197,172,612
                                                                                                              -----------------
Net assets, December 31, 1998...........................................................................        $ 199,165,207
                                                                                                              -----------------
                                                                                                              -----------------
Net asset value, offering price and redemption price
   per share ($199,165,207 / 199,259,486 shares)........................................................                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-21

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1998
Income
   Interest..............................      $10,011,696
                                            -----------------
Expenses
   Management fee........................        1,389,197
   Distribution fee......................          347,299
   Transfer agent's fees and expenses....          264,000
   Custodian's fees and expenses.........           73,000
   Reports to shareholders...............           49,000
   Registration fees.....................           45,000
   Audit fee and expenses................           26,000
   Legal fees and expenses...............           25,000
   Directors' fees and expenses..........           12,000
   Insurance.............................            3,500
   Miscellaneous.........................            1,676
                                            -----------------
      Total expenses.....................        2,235,672
   Less: custodian fee credit............           (7,883)
                                            -----------------
      Net expenses.......................        2,227,789
                                            -----------------
Net investment income....................        7,783,907
                                            -----------------
Realized Gain on Investments
Net realized gain on investment
   transactions                                     10,290
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $ 7,794,197
                                            -----------------
                                            -----------------

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended December 31,
in Net Assets                        1998              1997
Operations
   Net investment income.......  $   7,783,907    $    10,097,274
   Net realized gain on
      investment
      transactions.............         10,290          --
                                 -------------    ---------------
   Net increase in net assets
      resulting from
      operations...............      7,794,197         10,097,274
                                 -------------    ---------------
Dividends and distributions to
   shareholders................     (7,794,197)       (10,097,274)
                                 -------------    ---------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed...............    776,364,363      1,046,969,468
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      7,493,041          9,663,288
   Cost of shares reacquired...   (914,504,317)    (1,060,629,324)
                                 -------------    ---------------
   Net decrease in net assets
      from Fund share
      transactions.............   (130,646,913)        (3,996,568)
                                 -------------    ---------------
Total decrease.................   (130,646,913)        (3,996,568)
Net Assets
Beginning of year..............    329,812,120        333,808,688
                                 -------------    ---------------
End of year....................  $ 199,165,207    $   329,812,120
                                 -------------    ---------------
                                 -------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-22

Notes to Financial Statements               PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
Prudential Tax-Free Money Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. For this reason, no federal income tax provision is required.
Dividends: The Fund declares dividends daily from net investment income and net realized gains, if any. Payment of dividends is made monthly.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million,
 .425 of 1% of the next $750 million of average daily net assets and .375 of 1% of average daily net assets in excess of $1.5 billion.
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the agreement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.
PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1998, the Fund incurred fees of approximately $195,000 for the services of PMFS. As of December 31, 1998, approximately $13,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       B-23

Financial Highlights                        PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                                            Year Ended December 31,
                                                                                -----------------------------------------------
                                                                                  1998         1997         1996         1995
                                                                                --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................................    $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and realized gains....................................        .028         .030         .028         .031
Dividends and distributions to shareholders.................................       (.028)       (.030)       (.028)       (.031)
                                                                                --------     --------     --------     --------
Net asset value, end of year................................................    $   1.00     $   1.00     $   1.00     $   1.00
                                                                                --------     --------     --------     --------
                                                                                --------     --------     --------     --------
TOTAL RETURN(a):............................................................        2.83%        3.00%        2.84%        3.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............................................    $199,165     $329,812     $333,808     $387,651
Average net assets (000)....................................................    $277,839     $339,825     $403,230     $470,370
Ratios to average net assets:
   Expenses, including distribution fee.....................................         .80%         .78%         .80%         .85%
   Expenses, excluding distribution fee.....................................         .68%         .66%         .67%         .72%
   Net investment income....................................................        2.80%        2.97%        2.83%        3.14%
                                                                                1994
                                                                              --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................................  $   1.00
Net investment income and realized gains....................................      .023
Dividends and distributions to shareholders.................................     (.023)
                                                                              --------
Net asset value, end of year................................................  $   1.00
                                                                              --------
                                                                              --------
TOTAL RETURN(a):............................................................      2.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............................................  $487,290
Average net assets (000)....................................................  $644,481
Ratios to average net assets:
   Expenses, including distribution fee.....................................       .75%
   Expenses, excluding distribution fee.....................................       .63%
   Net investment income....................................................      2.26%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-24

Report of Independent Accountants           PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Tax-Free Money Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 12, 1999

Tax Information (Unaudited)                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1998) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 1998, dividends paid from net investment income of $.03 were federally tax-exempt interest dividends.

Information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.
--------------------------------------------------------------------------------
                                       B-25

                                   APPENDIX I

                             DESCRIPTION OF RATINGS

CORPORATE AND TAX-EXEMPT BOND RATINGS

    The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of Standard & Poor's Ratings Group ("Standard & Poor's") for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely and entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

TAX-EXEMPT NOTE RATINGS

    The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG
4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

    The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1", "SP-2" and "SP-3." Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

    Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, superior capacity; Prime-2, strong capacity; and Prime-3, acceptable capacity.

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety. The "A-1" designation indicates the degree of safety regarding timely payment is very strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

                                   APPENDIX II

                       INFORMATION RELATING TO PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund Is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PlC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC (1) are subsidiaries of Prudential, which is one of the largest diversfied financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31,1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

     MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31,1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In PENSIONS AND INVESTMENTS, May 12, 1996, Prudential was ranked third in terms of total assets under management.

     REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)

     HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

     FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     As of December 31, 1997, Prudential Investments Fund Management LLC is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------

(1) Prudentlal Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund and Mercator Asset Management L.P. as subadviser to International Stock Series is a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)  As of December 31, 1996.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, indivldual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

     EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28,1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. FORBES considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

     HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP and PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PlC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Funds' global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

----------

(3) As of December 31,1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Mutual Fund Management LLC, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion.

     During 1997, approximately 29,000 new customer accounts were opened each month at PSI.(7)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities Financial Advisor Training program, received a grade of A- (compared to an industry average of B+).

     In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     Standard & Poor's rates Prudential Securities Incorporated BBB+ with a "Stable Outlook."

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------

(7)  As of December 31, 1997.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.